EXHIBIT H-3




                                       ALLEGHENY ENERGY FIXED INCOME RATINGS

                                               Standard & Poors              Moody's                  Fitch
                                               ----------------              -------                  -----
Monongahela Power
-----------------
   Bonds (Secured)                                    BB+                      Ba1                     BBB
   Unsecured Debt                                     B                        Ba2                     BBB-
   Preferred Stock                                    B-                       B1                      BB+

Potomac Edison
--------------
   Bonds (Secured)                                    BB+                      Ba1                     BBB
   Unsecured Debt                                     B                        Ba2                     BBB-

West Penn Power
---------------
   Transition Bonds                                   AAA                      Aaa                     AAA
   Unsecured Debt                                     B+                       Ba1                     BBB-

Allegheny Generating
--------------------
   Unsecured Debt                                     B-                       B3                      B-

Allegheny Energy, Inc.
----------------------
   Corporate Rating                                   B+
   Unsecured Debt                                     B-                       B2                      BB-
   Trust Preferred Security                           B-                       B3                      B+

Allegheny Energy Supply
-----------------------
   Unsecured Debt                                     B-                       B3                      B-
   Term Loan B                                        B+                       B1                      BB
    PCB's                                                                                              AAA

AE Supply Statutory Trust
-------------------------
   Secured Debt                                       NR                       B1                      BB-
